EXHIBIT 99.1

Atlantic Power Announces Common and Preferred Shareholder
Approval of I Squared Transaction

DEDHAM, MASSACHUSETTS – April 7, 2021 – Atlantic Power Corporation (NYSE: AT) (TSX: ATP) (“Atlantic Power” or the “Company”) announced that, at today’s special meetings of common shareholders (“Common Shareholders”) of Atlantic Power and preferred shareholders (“Preferred Shareholders”) of Atlantic Power Preferred Equity Ltd. (“APPEL”), shareholders voted to approve the previously announced proposed transaction among Atlantic Power, APPEL, Atlantic Power Limited Partnership and certain affiliates (collectively the “Purchasers”) of infrastructure funds managed by I Squared Capital Advisors (US) LLC (the “Transaction”). Upon closing of the Transaction, all of the common shares of Atlantic Power (“Common Shares”) will be acquired for US$3.03 in cash per Common Share (less applicable withholdings) and all of the preferred shares of APPEL (“Preferred Shares”) will be acquired for C$22.00 in cash per Preferred Share (less applicable withholdings).

The Transaction was approved by approximately 87% of the votes cast by Common Shareholders (in excess of the required percentage of votes cast of 66 2/3%) and approximately 74% of the votes cast by Preferred Shareholders (in excess of the required percentage of votes cast of 66 2/3%). In addition, approximately 78% of the votes cast by Preferred Shareholders were voted in favor of the proposed continuance of APPEL under the laws of the Province of British Columbia (in excess of the required percentage of votes cast of 66 2/3%). Additional details regarding the voting results from the meetings will be filed on SEDAR and EDGAR.

Atlantic Power also announced today that the parties intend to close the Transaction without the approval of the holders of the Company’s 6.00% Series E convertible unsecured subordinated debentures due January 31, 2025 (the “Convertible Debentures”) since less than two-thirds of the votes cast to date by holders of Convertible Debentures have been in favor of the Transaction. Atlantic Power and the Purchasers are currently working though the steps required to close the Transaction without the approval of holders of Convertible Debentures, while still offering the benefit of the “make whole premium” contemplated by the indenture governing the Convertible Debentures. Additional details will be provided once these steps are substantially finalized.

In the interim, Atlantic Power, with the consent of the Purchasers, is adjourning the meeting of holders of its Convertible Debentures (the “Debentureholder Meeting”) currently scheduled to be held at 12:00 p.m. (Toronto time) on April 7, 2021 until 10:00 a.m. (Toronto time) on April 15, 2021. Holders of Convertible Debentures are urged to submit their proxies or voting instructions well in advance of the revised proxy cut-off time of 10:00 a.m. (Toronto time) on April 13, 2021. Unless a sufficient number of Convertible Debentures are voted in favor of the Transaction as currently structured, it is expected that the adjourned Debentureholder Meeting will be cancelled and the condition precedent to the Transaction that the holders of the Convertible Debentures approve the Transaction will be mutually waived.

At this time, the Transaction remains subject to the satisfaction or waiver of certain conditions, including court approval of the Transaction, certain remaining regulatory approvals and third-party consents, approval of the Transaction by holders of Convertible Debentures, and other customary closing conditions. As previously disclosed, the Transaction has already received certain required regulatory approvals, including an advance ruling certificate from the Canadian Commissioner of Competition under the Competition Act (Canada) on February 5, 2021, the expiration of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 on March 9, 2021, and the approval of the Federal Energy Regulatory Commission on April 2, 2021. The parties currently expect to close the Transaction in the second quarter of 2021.

RBC Dominion Securities Inc. and Kingsdale Advisors have been retained as joint solicitation agents in connection with the Debentureholder Meeting. Questions concerning the Debentureholder Meeting should be directed to RBC Dominion Securities Inc., by telephone at 1-877-381-2099 (toll-free) or by email at liability.management@rbccm.com, or to Kingsdale Advisors by telephone at 1-866-229-8263 (toll free in North America) or 416-867-2272 (collect outside North America), by facsimile at 1-866-545-5580 or by email at contactus@kingsdaleadvisors.com.

About Atlantic Power

Atlantic Power is an independent power producer that owns power generation assets in eleven states in the United States and two provinces in Canada. The Company's generation projects sell electricity and steam to investment-grade utilities and other creditworthy large customers predominantly under long–term PPAs that have expiration dates ranging from 2021 to 2043. The Company seeks to minimize its exposure to commodity prices through provisions in the contracts, fuel supply agreements and hedging arrangements. The projects are diversified by geography, fuel type, technology, dispatch profile and offtaker (customer). Approximately 75% of the projects in operation are 100% owned and directly operated and maintained by the Company. The Company has expertise in operating most fuel types, including gas, hydro, and biomass, and it owns a 40% interest in one coal project.

Atlantic Power’s shares trade on the New York Stock Exchange under the symbol AT and on the Toronto Stock Exchange under the symbol ATP. For more information, please visit the Company’s website at www.atlanticpower.com or contact:

Atlantic Power Corporation
Investor Relations
(617) 977-2700
info@atlanticpower.com

Copies of the Company’s financial data and other publicly filed documents are available on SEDAR at www.sedar.com or on EDGAR at www.sec.gov/edgar.shtml under "Atlantic Power Corporation" or on the Company's website.

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Cautionary Note Regarding Forward-Looking Statements

Certain statements in this news release may constitute forward-looking information or forward-looking statements within the meaning of applicable securities laws (collectively, "forward-looking statements"), which reflect the expectations of management regarding the future growth, results of operations, performance and business prospects and opportunities of the Company and its projects. These statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, can generally be identified by the use of the words "plans", "expects", "does not expect", "is expected", "budget", "estimates", "forecasts", "targets", "intends", "anticipates" or "does not anticipate", "believes", "outlook", "objective", or "continue", or equivalents or variations, including negative variations, of such words and phrases, or state that certain actions, events or results, "may", "could", "would", "should", "might" or "will" be taken, occur or be achieved. Examples of such statements in this news release include, but are not limited to, statements with respect to whether the Transaction will close, the anticipated timing of any such closing of the Transaction and the timing and outcome of any Debentureholder Meeting, and the parties’ intentions with respect to the Convertible Debentures if the Transaction is not approved by the required percentage of holders of the Convertible Debentures.

Forward-looking statements involve significant risks and uncertainties, should not be read as guarantees of future performance or results, and will not necessarily be accurate indications of whether or not or the times at or by which such performance or results will be achieved. Please refer to the factors discussed under "Risk Factors" and "Forward-Looking Information" in the Company's periodic reports as filed with the U.S. Securities and Exchange Commission (the "SEC") from time to time for a detailed discussion of the risks and uncertainties affecting the Company. Although the forward-looking statements contained in this news release are based upon what are believed to be reasonable assumptions, investors cannot be assured that actual results will be consistent with these forward-looking statements, and the differences may be material. These forward-looking statements are made as of the date of this news release and, except as expressly required by applicable law, the Company assumes no obligation to update or revise them to reflect new events or circumstances.

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